                                                                EXHIBIT 10(e)(1)

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BODYBILT SEATING, INC.                                    THE FIRST NATIONAL BANK OF BRYAN       ACCOUNT #: 033-118-01
4455 CARTER CREEK PKWY.                                   2807 TEXAS AVE., P.O. BOX 833          Loan Number 033-118-61
BRYAN, TX 77802                                           BRYAN, TX 77805                        Date   MAY 27, 1993
                                                                                                 Maturity Date   MAY 27, 1998
                                                                                                 Loan Amount $32,875.27
                                                                                                 Renewal Of _________________
                                                                                                 SSN/CL/LN/OC:
BORROWER'S NAME AND ADDRESS                               LENDER'S NAME AND ADDRESS                 74-2246394 TB
"I" includes each borrower above,                         "You" means the lender, its
joint and severally                                       successors and assigns.
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
For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of THIRTY TWO THOUSAND EIGHT HUNDRED SEVENTY FIVE AND 27/100 * * * * Dollars $32,875.27

[X] SINGLE ADVANCE: I will receive all of this principal sum on MAY 27, 1993.
    No additional advances are contemplated under this note.

[ ] MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On _________________ I will receive the amount of $________ and future principal advances are contemplated.

    CONDITIONS: The conditions for future advances are ________________________
    ___________________________________________________________________________
    ___________________________________________________________________________

    [ ] OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on ________________________.

    [ ] CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from MAY
          27, 1993 at the rate of 7.250% per year until MAY 27, 1998.

[ ] VARIABLE RATE: The rate may then change as stated below.

    [ ] INDEX RATE: The future rate will be _________ the following index rate:
    ___________________________________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________

    [ ] CEILING RATE: The interest rate ceiling for this note is the ______ ceiling rate announced by the Credit Commissioner from time to time.

    [ ] FREQUENCY AND TIMING: The rate on this note may change as often as
        ____________________. A change in the interest rate will take effect
        ______________________________________________________________________.

    [ ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than ________________% or less than ______________%.

    EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:

    [ ] The amount of each scheduled payment will change.

    [ ] The amount of the final payment will change.

    [ ] ______________________________________________________________________.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

    [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).

    [X] at a rate equal to HIGHEST RATE PERMITTED BY LAW

[ ] LATE CHARGE: If a payment is made more than _________ days after it is due, I agree to pay a late charge of _____________________________________.

[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [ ] are not included in the principal amount above:
    __________________________________________________________________________.

PAYMENTS: I agree to pay this note as follows:

[ ] INTEREST: I agree to pay accrued interest ________________________________
    __________________________________________________________________________

[ ] PRINCIPAL: I agree to pay the principal __________________________________
    __________________________________________________________________________

[X] INSTALLMENTS: I agree to pay this note in 60 payments. The first payment will be in the amount of $656.59 and will be due JUNE 27, 1993. A payment of $656.59 will be due EACH MONTH thereafter. The final payment of the entire unpaid balance of principal and interest will be due MAY 27, 1998.

ADDITIONAL TERMS:




******************************************************
*                                                    *
*  THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL  *   PURPOSE: The purpose of this loan is BUSINESS: PURCHASE
*    AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE    *    TWO VEHICLES
*         CONTRADICTED BY EVIDENCE OF PRIOR,         *
*       CONTEMPORANEOUS, OR SUBSEQUENT ORAL          *   SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING
*            AGREEMENTS OF THE PARTIES.              *   THOSE ON PAGE 2). I have received a copy on today's date.
*                                                    *
*            THERE ARE NO UNWRITTEN ORAL             *
*          AGREEMENTS BETWEEN THE PARTIES.           *
*                                                    *
******************************************************

Signature for Lender                                     BODYBILT SEATING, INC.

____________________________________________________     BY:_____________________________________________________
                                                              MARK A. MCMILLAN
____________________________________________________     ________________________________________________________

                                                         ________________________________________________________
UNIVERSAL NOTE
(c) 1984, 1991 BANKERS SYSTEMS, INC., ST. CLOUD MN (1-800-397-2341) FORM UN-TX 8/3/91               (page 1 of 2)

APPLICABLE LAW: The law of the state of Texas will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment of the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

         "Right to receive money from you" means:

         (1)  any deposit account balance I have with you;

         (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and

         (3)  any repurchase agreement or other nondeposit obligation.

         "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

         If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

         You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT: I will be in default on this loan and any agreement securing this loan if any one or more of the following occurs:

         (1) I fail to perform any obligation which I have undertaken in this note or any agreement securing this note; or

         (2) you, in good faith, believe that the prospect of payment or the prospect of my performance of any other of my obligations under this note or any agreement securing this note is impaired.

         If any of us are in default on this note or any security agreement, you may exercise your remedies against any or all of us.

REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:

         (1) You may demand immediate payment of my debt under this note (principal, accrued unpaid interest and other accrued charges).

         (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-Off" paragraph herein.

         (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.

         (4) You may refuse to make advances to me or allow purchases on credit by me.

         (5)     You may use any remedy you have under state or federal law.

         By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to require you to do certain things. I will not require you to:

         (1)     demand payment of amounts due (presentment);

         (2)     obtain official certification of nonpayment (protest);

         (3) give notice that amounts due have not been paid (notice of dishonor);

         (4)     give notice of intent to accelerate; or

         (5)     give notice of acceleration.

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION: I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address state on page 1 of this agreement, or to any other address that you have designated.

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   DATE OF         PRINCIPAL     BORROWER'S        PRINCIPAL         PRINCIPAL       INTEREST         INTEREST         INTEREST
 TRANSACTION        ADVANCE        INITIALS         PAYMENTS          BALANCE          RATE           PAYMENTS           PAID
                                 (not required)                                                                        THROUGH:
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
  /  /           $                                 $               $                     %             $                   /  /
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 /  /            $                                 $               $                     %             $                   /  /
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 /  /            $                                 $               $                     %             $                   /  /
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 /  /            $                                 $               $                     %             $                   /  /
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 /  /            $                                 $               $                     %             $                   /  /
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 /  /            $                                 $               $                     %             $                   /  /
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 /  /            $                                 $               $                     %             $                   /  /
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

                                                                   (page 2 of 2)

     BANKERS SYSTEMS, INC. ST. CLOUD, MN (1-800-397-2341) FORM UN-TX 6/3/91

           EXHIBIT 10(e)(1) - SCHEDULE OF SIMILAR UNIVERSAL NOTES


      Lender:   . . . . . . . . . .     The First National Bank of Bryan
                                        2807 Texas Avenue
                                        PO Box 833
                                        Bryan, Texas 77805
      Borrower:   . . . . . . . . .     BodyBilt Seating, Inc.
                                        4455 Carter Creek Parkway
                                        Bryan, Texas 77802

 I.   Date:   . . . . . . . . . . .     August 27, 1993
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-62)
      Amount:   . . . . . . . . . .     $20,797.48
      Interest Rate:  . . . . . . .     7.25% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase vehicle
      Repayments:   . . . . . . . .     Monthly installments of $415.31 from
                                           September 27, 1993 to August 27, 1998

II.   Date:   . . . . . . . . . . .     December 9, 1993
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-63)
      Amount:   . . . . . . . . . .     $43,278.04
      Interest Rate:  . . . . . . .     6.75% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase two vehicles
      Repayments:   . . . . . . . .     Monthly installments of $1,033.25 from
                                           January 1, 1994 to December 9, 1997

III.  Date:   . . . . . . . . . . .     March 25, 1994
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-64)
      Amount:   . . . . . . . . . .     $35,066.99
      Interest Rate:  . . . . . . .     7.5% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase two vehicles
      Repayments:   . . . . . . . .     Monthly installments of $1,092.79 from
                                           April 25, 1994 to March 25, 1997

IV.   Date:   . . . . . . . . . . .     January 17, 1996
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-65)
      Amount:   . . . . . . . . . .     $16,900.00
      Interest Rate:  . . . . . . .     8.625% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase vehicle for
                                        salesman's use
      Repayments:   . . . . . . . .     Monthly installments of $348.75 from
                                           February 17, 1996 to January 17, 2001

 V.   Date:   . . . . . . . . . . .     April 12, 1996
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-66)
      Amount:   . . . . . . . . . .     $19,250.00
      Interest Rate:  . . . . . . .     8.75% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase vehicle for
                                        salesman's use
      Repayments:   . . . . . . . .     Monthly installments of $477.92 from
                                           May 12, 1996 to April 12, 2000

VI.   Date:   . . . . . . . . . . .     May 23, 1996
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-67)
      Amount:   . . . . . . . . . .     $13,775.00
      Interest Rate:  . . . . . . .     8.75% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase leased vehicle
      Repayments:   . . . . . . . .     Monthly installments of $437.31 from
                                           June 23, 1996 to May 23, 1999


VII.  Date:   . . . . . . . . . . .     June 15, 1995
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-69)
      Amount:   . . . . . . . . . .     $29,550.00
      Interest Rate:  . . . . . . .     8.75% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase vehicle
      Repayments:   . . . . . . . .     Monthly installments of $733.75 from
                                           July 15, 1995 to June 15, 1999

VIII. Date:   . . . . . . . . . . .     August 21, 1995
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-71)
      Amount:   . . . . . . . . . .     $21,295.78
      Interest Rate:  . . . . . . .     9.125% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase vehicle
      Repayments:   . . . . . . . .     Monthly installments of $532.63 from
                                           September 21, 1995 to August 21, 1999

IX.   Date:   . . . . . . . . . . .     August 24, 1995
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-72)
      Amount:   . . . . . . . . . .     $19,313.10
      Interest Rate:  . . . . . . .     9.5% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase Plymouth Voyager
      Repayments:   . . . . . . . .     Monthly installments of $620.00 from
                                           September 24, 1995 to August 24, 1998

 X.   Date:   . . . . . . . . . . .     October 26, 1995
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-73)
      Amount:   . . . . . . . . . .     $79,500.00
      Interest Rate:  . . . . . . .     10.0% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; Renewal - Purchase Equipment
      Repayments:   . . . . . . . .     Monthly interest installments from
                                           November 26, 1995 to October 26, 2000
                                        Monthly principal installments of
                                           $1,325.00 from November 26, 1995 to
                                           October 26, 2000

XI.   Date:   . . . . . . . . . . .     November 8, 1995
      Loan Type:  . . . . . . . . .     Single Advance (#033-118-74)
      Amount:   . . . . . . . . . .     $17,950.00
      Interest Rate:  . . . . . . .     9.5% per annum on 360-day year
      Purpose:  . . . . . . . . . .     Business; purchase car for salesman's
                                           use
      Repayments:   . . . . . . . .     Monthly installments of $505.20 from
                                           December 8, 1995 to May 8, 1999